UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2016

Transgenomic, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30975	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street, Omaha, NE 68164

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (402) 452-5400

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 11, 2016, Transgenomic, Inc. convened its Special Meeting of Stockholders (the “Special Meeting”) at the offices of Paul Hastings LLP, 4747 Executive Drive, 12th Floor, San Diego, California 92121. The Special Meeting was adjourned due to the fact that a quorum was not present. The Special Meeting was adjourned until October 31, 2016 at 10:00 AM Pacific Time, to be held at the offices of Paul Hastings LLP, 4747 Executive Drive, 12th Floor, San Diego, California 92121.

The polls will remain open for voting during the adjournment period. The record date for the Special Meeting has not changed. Only stockholders of record at the close of business on September 8, 2016 are entitled to vote at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transgenomic, Inc.

Date: October 13, 2016	By:	/s/ Paul Kinnon
Paul Kinnon
President and Chief Executive Officer